                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 31, 2003
                         Date of Earliest Event Reported


                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   1-11749                 95-4337490
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)         Identification Number)
    of Incorporation)


    700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                33172
     (Address of Principal Executive Offices)              (Zip Code)


                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

Exhibit No.       Description of Document
-----------       -----------------------
1.1               Underwriting Agreement dated as of January 31, 2003, between
                  Lennar Corporation and Salomon Smith Barney Inc. and certain other underwriters.


4.1               Sixth Supplemental Indenture dated February 5, 2003, between
                  Lennar Corporation and Bank One Trust Company, NA, as Trustee
                  (relating to Lennar's 5.950% Senior Notes due 2013) to
                  Indenture dated as of December 31, 1997.

5.1 Opinion of Clifford Chance US LLP regarding the securities to be issued.




ITEM 9. REGULATION FD DISCLOSURE.

      In accordance with Regulation FD, Lennar Corporation has attached as
Exhibit 99.1 portions of its prospectus supplement, dated January 31, 2003, relating to its offering of $350 million of 5.950% Senior Notes due 2013.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2003



                         By /s/ Bruce Gross
                            -------------------------
                            Name:Bruce Gross
                            Title: Vice President and Chief Financial Officer
                                   (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------
1.1               Underwriting Agreement dated as of January 31, 2003, between
                  Lennar Corporation and Salomon Smith Barney Inc. and certain other underwriters.

4.1               Sixth Supplemental Indenture dated February 5, 2003, between
                  Lennar Corporation and Bank One Trust Company, NA, as Trustee
                  (relating to Lennar's 5.950% Senior Notes due 2013) to
                  Indenture dated as of December 31, 1997.

5.1 Opinion of Clifford Chance US LLP regarding the securities to be issued.

99.1              The "Recent Developments," "Summary Financial Information" and
                  "Capitalization" sections of Lennar Corporation's prospectus supplement, dated January 31, 2003, relating to its offering of $350 million of 5.950% Senior Notes due 2013.

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